Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (the “Amendment”) is entered into on April 17, 2017, by and among Inland Real Estate Income Trust, Inc. (the “Borrower”), KeyBank National Association, as “Administrative Agent” and as a “Lender”, PNC Bank National Association, as a “Lender” and Fifth Third Bank, as a “Lender” as shown on the signature pages hereof.

R E C I T A L S

A.       Borrower, Administrative Agent and the existing Lenders have entered into a Credit Agreement dated as of September 30, 2015 as amended by that certain Amendment Regarding Increase, dated January 21, 2016 and that certain Second Amendment to Credit Agreement dated October 25, 2016 (collectively, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.       The Borrower and the Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things, modify provisions relative to Consolidated Tangible Net Worth to be effective as of March 31, 2017 (the “Effective Date”).

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.            The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.            As of the Effective Date, the following definition is hereby added to Article I of the Credit Agreement:

"Excluded Tenant Replacement" means a tenant under a lease with a term of at least three years who, pursuant to such lease, is paying rent and occupying space (in whole or in part) at a Project that was, prior to such Excluded Tenant Replacement taking possession of such space, most recently leased by an Excluded Tenant that was operating as a Sports Authority.

3.            As of the Effective Date, the following definitions in Article I of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“Adjusted NOI” means with respect to any Project for any period, Net Operating Income of such Project for such period less the applicable Capital Reserves; provided, however, that in determining the Net Operating Income for any Project with an Excluded Tenant Replacement, the Net Operating Income from such Excluded Tenant Replacement shall be calculated as follows:

(i)	with respect to any Excluded Tenant Replacement that has been paying rent and in occupancy of its space formerly leased (in whole or in part) to an Excluded Tenant at such Project for less than a calendar quarter, but is an Excluded Tenant Replacement as of the end of such calendar quarter, the Net Operating Income from such Excluded Tenant Replacement shall be the pro forma Net Operating Income expected from such Excluded Tenant Replacement for the next calendar quarter, annualized,
(ii)	with respect to any Excluded Tenant Replacement that has been paying rent and in occupancy of its space formerly leased (in whole or in part) to an Excluded Tenant at such Project for at least one calendar quarter but less than two calendar quarters, the Net Operating Income from such Excluded Tenant Replacement shall be the Net Operating Income from such Excluded Tenant Replacement for such first calendar quarter, annualized,
(iii)	with respect to any Excluded Tenant Replacement that has been paying rent and in occupancy of its space formerly leased (in whole or in part) to an Excluded Tenant at such Project for at least two calendar quarters but less than three calendar quarters, the Net Operating Income from such Excluded Tenant Replacement shall be the sum of the Net Operating Income from such Excluded Tenant Replacement for such two calendar quarters, annualized,
(iv)	with respect to any Excluded Tenant Replacement that has been paying rent and in occupancy of its space formerly leased (in whole or in part) to an Excluded Tenant at such Project for at least three calendar quarters but less than four calendar quarters, the Net Operating Income from such Excluded Tenant Replacement shall be the sum of the Net Operating Income from such Excluded Tenant Replacement for such three calendar quarters, annualized, and
(v)	with respect to any Excluded Tenant Replacement that has been paying rent and in occupancy of its space formerly leased (in whole or in part) to an Excluded Tenant at such Project for at least four calendar quarters, the Net Operating Income from such Excluded Tenant Replacement shall be the sum of the Net Operating Income from such Excluded Tenant Replacement for such four calendar quarters.

“Consolidated Tangible Net Worth” means, as of any date of determination, an amount equal to (a) Gross Asset Value as of such date minus (b) Consolidated Total Indebtedness as of such date.

“Net Operating Income” means, with respect any Project for any period, the sum of the following (without duplication): (a) rents and other revenues (including interest income) received in the ordinary course from such Project (excluding income from Excluded Tenants but, for the avoidance of doubt, including income from any and all Excluded Tenant Replacements) minus (b) all expenses paid or accrued related to the ownership, operating or maintenance of such Project, including but not limited to taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Project, but specifically excluding general overhead expenses of the Borrower or any Subsidiary) minus (c) the Management Fee for such Property for such period. Net Operating Income will also be adjusted to remove any impact from straight line rents or from amortization of intangibles pursuant to FAS 141.

4.            As of the Effective Date, Section 6.16 of the Credit Agreement is hereby deleted in its entirety with the following:

"6.16 Consolidated Tangible Net Worth. From and after the fiscal calendar quarter ending March 31, 2017, the Consolidated Group shall maintain, as of the last day of each fiscal quarter based upon Borrower’s compliance certificate required by Section 6.1(d) hereof for such fiscal quarter, a Consolidated Tangible Net Worth of not less than $500,000,000."

5.            The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and (ii) for changes in factual circumstances disclosed in writing to the Administrative Agent and not prohibited under the Credit Agreement, as amended by this Amendment) and the Borrower has no offsets or claims against any of the Lenders.

6.            As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect. Moreover, from and after the Effective Date, the term “Credit Agreement” shall refer to the Credit Agreement as amended by this Amendment.

7.            This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

INLAND REAL ESTATE INCOME TRUST, INC.,
a Maryland corporation

By:       /s/ David Z. Lichterman

Name:  David Z. Lichterman

Title:     Vice President, Treasurer and CAO

Address:

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Chief Accounting Officer

Phone: (630) 586-6590

Facsimile: (630) 586-6790

The undersigned, being the Advisor, hereby consents to the foregoing Amendment and agrees that the Subordination Agreement which it executed and delivered shall continue in full force and effect with respect to the Credit Agreement, as thereby amended, and to the other Loan Documents.

IREIT BUSINESS MANAGER & ADVISOR, INC.,
an Illinois corporation

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Treasurer and CAO

[Signatures continue on next page.]

The undersigned, being all of the Subsidiary Guarantors as of the date hereof, hereby jointly and severally, (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in that certain Subsidiary Guaranty (the “Guaranty”) dated as of September 30, 2015, and that their obligations under the Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

IREIT NEWINGTON FAIR, L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:          /s/ David Z. Lichterman

Name:    David Z. Lichterman

Title:       Vice President, Treasurer and CAO

FEIN:      90-0914355

IREIT LAYTON POINTE, L.L.C.,

a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   61-1742279

IREIT OCEAN ISLE BEACH LANDING, L.L.C.,
a Delaware limited liability company

By:       INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   38-3942791

[Signatures continue on next page.]

IREIT STEVENS POINT PINECREST, L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:      /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   36-4797117

IREIT WEST VALLEY CITY LAKE PARK, L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   36-4801758

IREIT PLEASANT PRAIRIE PLAZA, L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:      /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:  37-1777739

[Signatures continue on next page.]

IREIT LAKE ST. LOUIS HAWK RIDGE, L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   35-2524228

RE INCOME OMAHA WHISPERING RIDGE, L.L.C.,

a Delaware limited liability company

By:       INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name:  David Z. Lichterman

Title:     Vice President, Treasurer and CAO

FEIN:    35-2524129

IREIT FRISCO MARKETPLACE, L.L.C.,
a Delaware limited liability company

By:       INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   31-1780520

[Signatures continue on next page.]

IREIT NAMPA TREASURE VALLEY, L.L.C.,
a Delaware limited liability company

By:       INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   61-1754000

IREIT YORKVILLE MARKETPLACE, L.L.C.,
a Delaware limited liability company

By:       INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   61-1759961

IREIT LAWRENCE IOWA STREET, L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name:  David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   36-4814726

[Signatures continue on next page.]

IREIT TURLOCK BLOSSOM VALLEY L.L.C.,
a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   38-3980485

IREIT SOUTH JORDAN OQUIRRH MOUNTAIN, L.L.C., a Delaware limited liability company

By:      INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation, its

sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Vice President, Treasurer and CAO

FEIN:   35-2545132

[Signatures continue on next page.]

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By:       /s/ Kristin Centracchio

Print Name: Kristin Centracchio

Title:    Vice President

KeyBank National Association

1200 Abernathy Road NE

Suite 1550

Atlanta, GA 30328

Phone: (770) 510-2130

Facsimile: (770) 510-2195

Attention: Nathan Weyer

IREIT AMENDMENT

SIGNATURE PAGE OF KEYBANK NATIONAL ASSOCIATION

PNC BANK NATIONAL ASSOCIATION

By:        /s/ Joel G. Dalson

Print Name: Joel G. Dalson

Title:    Senior Vice President

PNC Real Estate

One North Franklin Street

Suite 2150, C-LO1-21

Chicago, IL 60606

Phone: (312) 338-2226

Facsimile: (312) 384-4623

Attention: Joel G. Dalson

Email: joel.dalson@pnc.com

IREIT AMENDMENT

SIGNATURE PAGE OF PNC BANK NATIONAL ASSOCIATION

FIFTH THIRD BANK,

an Ohio banking corporation

By:       /s/ Michael Glandt

Print Name: Michael Glandt

Title:    Vice President

Fifth Third Bank

Institutional Real Estate

222 South Riverside, 33rd Floor

Chicago, IL 60606

Phone: (312) 704-5914

Facsimile: (312) 704-7364

Attention: Michael Glandt

Email: Michael.Glandt@53.com

IREIT AMENDMENT

SIGNATURE PAGE OF FIFTH THIRD BANK